UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 3, 2017

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Liberty Place, 50 S. 16th Street, Suite 3575 Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 270-4800

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2017, Independence Realty Trust, Inc. (“IRT”), through Independence Realty Operating Partnership, LP (“IROP”), the operating partnership of IRT, entered into a purchase agreement (the “Purchase Agreement”) with HPI Live Oak Trace LLC, HPI Tides LLC, HPI Tides Land LLC, HPI Hunterstone LLC, HPI Cherry Grove LLC, HPI Creekside LLC and HPI Real Estate Opportunity Fund III, LLC (collectively the “Sellers”) to acquire a portfolio of nine multi-family properties and a related piece of undeveloped land (the “Property Portfolio”) for an aggregate purchase price of $228.1 million. Pursuant to the Purchase Agreement, IROP will purchase the properties directly from the Sellers, other than with respect to the properties located in Indiana and Ohio, in which case IROP will purchase the existing equity of the limited liability companies that are the fee simple owners of those properties.

The following table presents an overview of the Property Portfolio:

Property Name	Location	Year Built / Renovated (a)	Units (b)	Period End Occupancy (c)	Average Effective Rent per Occupied Unit (d)
Tides at Calabash	Sunset, NC	2011	168	97.0%	$838
Brunswick Point	Leland, NC	2005	288	89.2%	$817
Cherry Grove Commons	North Myrtle Beach, SC	2001	172	98.8%	$949
Kensington Commons	Canal Winchester, OH	2004	264	97.7%	$852
Schirm Farms	Canal Winchester, OH	2002	264	97.3%	$831
Hartshire Lakes	Bargersville, IN	2008	272	91.9%	$917
Riverchase Apts	Indianapolis, IN	2000	217	95.8%	$800
Creekside Corners Apts	Lithonia, GA	2001	444	93.7%	$931
Live Oak Trace (e)	Denham Springs, LA	2002/2017	264	96.4%	$983
Total			2,353	94.9%	$884

(a)	All dates are for the later of the year in which construction was completed or the year in which a significant renovation program was completed.
(b)	Units represent the total number of apartment units available for rent at July 31, 2017.
(c)	Physical occupancy for each property is calculated as (i) total units rented as of July 31, 2017 divided by (ii) total units available as of July 31, 2017, expressed as a percentage.
(d)	Average monthly effective monthly rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended July 31, 2017.
(e)	Property is undergoing renovation.

The consummation of the acquisition of the Property Portfolio is not subject to a financing condition. The aggregate purchase price for the Property Portfolio will be paid with a combination of cash on hand, borrowings under IRT’s credit facility and the assumption of approximately $58.5 million of debt in the case of the properties located in Lithonia, Georgia, Bargersville, Indiana and Leland, North Carolina (the “Assumption Properties”).

Pursuant to the Purchase Agreement, IRT will deposit $5 million in escrow toward the purchase price of the Property Portfolio.  IRT will conduct due diligence of the properties, including inspections, appraisals, environmental surveys and engineering studies.  IRT may terminate the Purchase Agreement, in its sole discretion, with or without cause, on or prior to October 3, 2017, the expiration of the due diligence period, and the escrow deposit will be returned to IRT, less $250,000 subject to certain exceptions.  Also, upon notice to the Sellers, on or prior to expiration of the due diligence period, IRT has the right to remove Live Oak Trace from the Property Portfolio, which shall result in a purchase price reduction in an amount equal to $26.4 million. Closing on the purchase of the properties (other than the Assumption Properties and Live Oak Trace) is to occur no later than 15 business days after the expiration of the due diligence period or on such earlier date as mutually agreed upon by the parties.  Closing on the purchase of the Assumption Properties and Live Oak Trace is to occur no later than 15 days after receipt of assumption approval or on such earlier date after receipt of assumption approval as mutually agreed upon by the parties.

The closing of the acquisition of the Property Portfolio is subject to customary closing conditions including accuracy of the representations and warranties and compliance with covenants and obligations under the Purchase Agreement.

Item 7.01 Regulation FD Disclosure.

On September 5, 2017, IRT issued a press release announcing IROP’s entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by IRT under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements. The following financial information related to the Property Portfolio is set forth in Exhibit 99.2, which is incorporated herein by reference:

•	Independent Auditor’s Report
•

Combined Statements of Revenue and Certain Expenses (the “Combined Financial Statements”) of the multi-family properties located in Georgia, Indiana, Louisiana, North Carolina, Ohio, and South Carolina (the “HPI Portfolio”) for the six-month period ended June 30, 2017 (unaudited) and for the year ended December 31, 2016

•	Notes to the Combined Financial Statements

(d)	Exhibits

23.1Consent of CohnReznick LLP

99.1	Press Release dated September 5, 2017.
99.2	Combined Statements of Revenue and Certain Expenses of the HPI Portfolio for the six-month period ended June 30, 2017 (unaudited) and for the year ended December 31, 2016

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks. These forward looking statements include information about the acquisition of the Property Portfolio, including the effects, consummation, and financing thereof. The forward looking statements are based upon our beliefs, assumptions, and expectations of our future performance, taking into account the information currently available to us. These beliefs, assumptions, and expectations may change as a result of many possible events or factors, not all of which are known to us. Readers should carefully review our financial statements and notes thereto, as well as the risk factors described in our most recent Annual Report on Form 10-K and other documents we file from time to time with the Securities and Exchange Commission. The words “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words are intended to identify forward-looking statements. You should not place undue reliance on these forward looking statements, which apply only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE REALTY TRUST, INC.

/s/ James J. Sebra
September 5, 2017	By:

Name: James J. Sebra

Title:  Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
23.1	Consent of CohnReznick LLP
99.1	Press Release dated September 5, 2017.
99.2	Combined Statements of Revenue and Certain Expenses of the HPI Portfolio for the six-month period ended June 30, 2017 (unaudited) and for the year ended December 31, 2016